Dear Valued Customer:

Inside this book you will find semi-annual reports dated June 30, 2005 for the thirty-three investment subaccounts available through your Kansas City Life Century II variable contract.

The Federal Reserve continues its slow march of measured interest rate increases, playing tug-of-war with rising oil prices and other economic influences in a careful effort to contain inflation. So far, the resilient U.S. economy has weathered these factors well – job growth has improved at a modest pace, equity markets are generally up, and the strong housing market continues to defy worries of a collapse.

Still, no one knows which way the wind will blow from day to day. Keep your objectives in mind and resist temptations to abandon your principles. Review your plan and your expectations regularly with your registered representative, and feel free to ask questions when the winds of change blow something new to your doorstep.

Please call your registered representative or Kansas City Life at 1-800-616-3670 if you have questions about the Semi-Annual Report of Funds or your Century II variable contract. You can also access information about your Century II variable contract(s) at www.kclife.com.

For over 110 years Kansas City Life has remained committed to helping customers build a financially sound future for themselves and their families. We appreciate your business and thank you for the trust you have placed in us.

Sincerely,

R. Philip Bixby, President, CEO and Chairman
Kansas City Life Insurance Company

Kansas City Life’s Century II Variable Product Series is

distributed through Sunset Financial Services Inc.,

3520 Broadway, Kansas City, MO 64111, (816) 753-7000, Member NASD/SIPC